Legal and arbitral proceedings	12 Months Ended
Dec. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Legal and arbitral proceedings	Legal and arbitral proceedings
Sanofi and its affiliates are involved in litigation, arbitration and other legal proceedings. These proceedings typically are related to product liability claims, intellectual property rights (particularly claims against generic companies seeking to limit the patent protection of Sanofi products), competition law and trade practices, commercial claims, employment and wrongful discharge claims, tax assessment claims, waste disposal and pollution claims, and claims under warranties or indemnification arrangements relating to business divestitures. Provisions related to legal and arbitral proceedings are recorded in accordance with the principles described in Note B.12.
Most of the issues raised by these claims are highly complex and subject to substantial uncertainties; therefore, the probability of loss and an estimation of damages are difficult to ascertain. Contingent liabilities are cases for which either we are unable to make a reasonable estimate of the expected financial effect that will result from ultimate resolution of the proceeding, or a cash outflow is not probable. In either case, a brief description of the nature of the contingent liability is disclosed and, where practicable, an estimate of its financial effect, an indication of the uncertainties relating to the amount and timing of any outflow, and the possibility of any reimbursement are provided in application of paragraph 86 of IAS 37.
In the cases that have been settled or adjudicated, or where quantifiable fines and penalties have been assessed, we have indicated our losses or the amount of provision accrued that is the estimate of the probable loss.
In a limited number of ongoing cases, while we are able to make a reasonable estimate of the expected loss or range of the possible loss and have accrued a provision for such loss, we believe that publication of this information on a case-by-case basis or by class would seriously prejudice the Company’s position in the ongoing legal proceedings or in any related settlement discussions. Accordingly, in those cases, we have disclosed information with respect to the nature of the contingency but have not disclosed our estimate of the range of potential loss, in accordance with paragraph 92 of IAS 37.
These assessments can involve a series of complex judgments about future events and can rely heavily on estimates and assumptions. Our assessments are based on estimates and assumptions that have been deemed reasonable by management. We believe that the aggregate provisions recorded for the above matters are adequate based upon currently available information. However, given the inherent uncertainties related to these cases and involved in estimating contingent liabilities, we could in the future incur judgments that could have a material adverse effect on our net income in any particular period.
Long term provisions are disclosed in Note D.19. They include:
•provisions for product liability risks, litigation and other amount to €1,374 million in 2021. These provisions are mainly related to product liabilities, government investigations, competition law, regulatory claims, warranties in connection with certain contingent liabilities arising from business divestitures other than environmental matters and other claims;
•provisions for environmental risks and remediation amount to €650 million in 2021, the majority of which are related to contingencies that have arisen from business divestitures.
a) Products
Sanofi Pasteur Hepatitis B Vaccine Product Litigation
Since 1996, more than 180 lawsuits have been filed in various French civil courts against Sanofi Pasteur and/or Sanofi Pasteur MSD S.N.C., the former French subsidiary of Sanofi, and the latter a joint venture company with Merck & Co., Inc. now terminated, for which past ongoing litigation is now managed by the originating party. In such lawsuits, the plaintiffs allege that they suffer from a variety of neurological disorders and autoimmune diseases, including multiple sclerosis and Guillain-Barré syndrome as a result of receiving the hepatitis B vaccine.
In January 2018, the Appeal Court of Bordeaux found a causal link between hepatitis B vaccine and multiple sclerosis. In July 2019, the French Supreme Court (Cour de cassation) cancelled the judgment of the Appeal Court of Bordeaux and referred the case back to the Appeal Court of Toulouse. The hearing was held in December 2021 and the ruling is expected in the first quarter of 2022.
As of December 31, 2021, there were 12 ongoing lawsuits related to Sanofi Pasteur hepatitis B vaccine.
Taxotere® Product Litigation in the US
As of December 31, 2021, there were approximately 9,504 plaintiffs in courts across the country, with approximately 823 of those plaintiffs being spouses who have filed loss of consortium claims.
Lawsuits have been filed against affiliates of Sanofi under US state law for personal injuries allegedly sustained in connection with the use of Taxotere®. The actions are held in several jurisdictions, including the federal and/or state courts of Louisiana, New Jersey, California, and Delaware. To date, there have been two bellwether trials as part of a federal multi-district litigation in the Eastern District of Louisiana both resulting in jury verdicts in Sanofi's favor.
It is not possible, at this stage, to reliably assess the outcome of these lawsuits or the potential financial impact on the Company.
Taxotere® – Mississippi Attorney General Litigation in the US
In October 2018, the Attorney General for the State of Mississippi filed a civil action in Hinds County, Mississippi, Chancery Court against various Sanofi Defendants related to Taxotere®. The State asserts one cause of action based on the Mississippi Consumer Protection Act (“MCPA”) and seeks a permanent injunction prohibiting Defendants’ conduct and civil penalties of up to $10,000 for each violation. In December 2018, Sanofi removed the matter to the US District Court for the Southern District of Mississippi, but the case was subsequently remanded back to State Court in February 2019. Sanofi filed a motion to dismiss the entire action in Hinds County, Mississippi, Chancery Court, which is currently pending.
It is not possible, at this stage, to assess reliably the outcome of this lawsuit or the potential financial impact on the Company.
Zantac® Litigation in the US
In September 2019, the US Food and Drug Administration (“FDA”) announced it was investigating the claims of an online pharmacy’s Citizen Petition that the medication Zantac® (the brand name for ranitidine) used for stomach heartburn contains or can generate the chemical N-Nitrosodimethylamine (“NDMA”), an alleged human carcinogen. As a precautionary measure, Sanofi initiated a voluntary recall of branded over-the-counter Zantac® in October 2019. Concurrent with FDA’s investigation, multiple personal injury lawsuits and class actions alleging that Zantac® causes various cancers and seeking damages for either alleged personal injuries or alleged economic injuries were filed. Most of those cases have been coordinated into a Multi-District Litigation ("MDL") in the Southern District of Florida.
On June 30 and July 8, 2021, the Federal MDL Court entered orders granting in part and denying in part Defendants’ motions to dismiss various aspects of Plaintiffs’ amended complaints. The rulings narrowed the scope of plaintiffs’ complaints and saw the dismissal of all retailers and generic manufacturers from the MDL, leaving branded manufacturers GSK, Pfizer, Boehringer Ingelheim, and Sanofi as the defendants.
As of December 31, 2021, there were 1,828 filed personal injury cases in the MDL comprising 1,927 personal injury plaintiffs alleging claims against Sanofi.
Other cases are pending in various state courts. These state court cases still include numerous retail and generics manufacturing defendants in addition to branded manufacturers.
In addition, in November 2019, Sanofi received a Civil Investigative Demand (“CID”) related to this issue from the Arizona Attorney General.
In June 2020, the New Mexico Attorney General filed a complaint against Sanofi, the previous marketing authorization holders for branded Zantac®, a dozen generic manufacturers, and several retailers. The complaint brings claims for alleged violations of the New Mexico Unfair Practices Act, violations of the New Mexico False Advertising Act, violations of the New Mexico Public Nuisance Statute, common law public nuisance, and negligence.
In June 2020, Sanofi received a notice from the US Department of Justice Civil Division and US Attorney’s Office for the Eastern District of Pennsylvania of an investigation into allegations that pharmaceutical manufacturers violated the False Claims Act, 31 U.S.C. § 3729, in relation to the drug Zantac® and ranitidine hydrochloride through alleged failure to disclose to the federal government information about the potential presence of NDMA. The notice requests information and documents from Sanofi including applications and communications with FDA.
In November 2020, the Mayor and City Council of Baltimore filed a complaint against Sanofi, the previous marketing authorization holders for branded Zantac®, generic manufacturers, and several retailers. The complaint alleges violations of the Maryland Consumer Protection statute, public nuisance, and negligence.
In January 2021, Sanofi was served with the Center for Environmental Health’s Second Amended Complaint alleging Proposition 65 violations. The case, which also names generic manufacturers and retailers, is pending in California Superior Court in Alameda County.
Overall between State and federal filings, there are currently 1,971 product liability “complaints” filed. These complaints encompass 3,086 individual product liability “plaintiffs” who have all filed against Sanofi. Additional cases may be filed.
It is not possible, at this stage, to assess reliably the outcome of these lawsuits or the potential financial impact on Sanofi.
Zantac® Litigation in Canada
Between 2019 and 2021, 7 proposed class actions naming notably Sanofi Consumer Health Inc., Sanofi-Aventis Canada Inc., Chattem (Canada) Inc., Sanofi and Sanofi Pasteur Limited as Defendants, relating to ranitidine were filed in various Canadian States court on behalf of all Canadian provinces alleging they suffered personal injury, including cancer, from the ingestion of ranitidine and are seeking general special, statutory, punitive and aggravated damages in an unspecified amount as well as disgorgement of profits. Additionally, some plaintiffs seek restitution for unjust enrichment in an amount equivalent to the purchase price of Zantac® and subrogated damages on behalf of provincial health insurers for health care costs related to ranitidine use. These actions are pending before the courts of Alberta, British Columbia, Quebec and Ontario.
It is not possible, at this stage, to assess reliably the outcome of these lawsuits or the potential financial impact on Sanofi.
Depakine® Product Litigation in France
Civil proceedings
As of December 31, 2021, 75 families brought a civil claim involving 127 people exposed in utero to sodium valproate against a French affiliate of Sanofi seeking indemnification under French law for personal injuries allegedly suffered by children in connection with the use of sodium valproate by their mothers during pregnancy to treat their epilepsy (Depakine®). These actions are held in several jurisdictions in France.
Twenty-six lawsuits are proceedings on the merits, the most advanced was tried at the French Supreme Court level which issued in November 2019 a ruling quashing partially the November 2017 Orléans Appeal Court decision against Sanofi ordering payment of approximately €2 million to the plaintiff and €1 million to the CPAM (Caisse Primaire d’Assurance Maladie). The Supreme Court decided to send the case before another Appeal Court of Paris to rule on Sanofi’s argument on the exoneration cause relating “to compliance of the product with mandatory regulations”, as well as on the question of defectiveness of the product and the evaluation of the injuries. There is no date set for the hearing of the case yet.
Several first instance rulings on the merits are expected to occur in Q2-Q3 2022 from the Judicial Tribunal of Nanterre.
In the class action lawsuit filed in May 2017 by the APESAC (Association des Parents d’Enfants souffrant du Syndrome de l’Anti-Convulsivant) against the French affiliate, the Judicial Tribunal of Paris ruled on January 5, 2022 that a class is admissible, retaining Sanofi’s liability (i) for breach of its obligation of vigilance and of its duty to inform as of 1984 until January 2006 for the risk of malformation and as of 2001 until January 2006 for the risks of neurodevelopmental disorders (NDD) and (ii) for commercializing a defective product by lack of information on the patient leaflet from 1998 to 2006 for malformation and from 2001 to 2006 for NDD. This decision is based on the conclusions of a criminal expert report within the frame of ongoing criminal proceeding, for which, however, on December 15, 2021, the Chambre de l’Instruction of the Appeal Court of Paris had ordered a counter-expertise as per Sanofi’s request (see below). Sanofi and its insurers, also parties to the lawsuit, will file an appeal against the decision from the Judicial Tribunal of Paris on the class action. Consequently, execution of the decision is suspended until definitive decision is rendered.
On July 21, 2021, a Judicial Tribunal in France dismissed a claim for damages brought against Sanofi regarding a child born in 1995. The Judicial Tribunal considered that the risk of occurrence of NDD in children born to mother exposed to sodium valproate during pregnancy was not demonstrated by the state of scientific knowledge at the time of her pregnancy. This decision is now pending before the Appeal Court of Paris.
In July 2020, a collective redress against the French affiliate was filed by 63 families, seeking indemnification for a prejudice of anxiety. There is no date set for the hearing of the case yet.
Criminal investigation
A criminal investigation was initiated in May 2015 before the Paris Civil Court. In January 2020, the French affiliate of Sanofi was indicted for aggravated deception and involuntary injuries and in July 2020 for involuntary manslaughter. In July 2020, a judicial supervision of the affiliate was ordered, together with the implementation of financial guarantees. In November 2020, the Health Authority (ANSM) was similarly indicted for involuntary injuries and involuntary manslaughters. Sanofi’s motions for nullity of its indictment have been rejected by the Chambre de l’Instruction of the Appeal Court of Paris on October 13, 2021. However, on December 15, 2021, the Chambre de l’Instruction of the Appeal Court of Paris ordered a counter-expertise considering that Sanofi’s request for a counter expertise was justified, in the interest of good administration of justice, right to an equitable trial and rights of defense.
Public compensation scheme
The French government has, through the 2017 Finance Law adopted on December 29, 2016, set up a public compensation scheme to indemnify patients for damages suffered in connection with the prescription of sodium valproate and its derivatives. The scheme entered into force in July 2017 and was further amended through the 2020 Finance Law, with notably the introduction of presumptions of default for lack of information of the mother since 1982 for malformations and since 1984 for NDD. The scheme was amended again through the 2021 Finance Law in order to increase the maximum premium applicable in case of refusal to make an offer (or insufficient offer) which would be deemed unjustified by a court ruling.
The committee of the compensation scheme has issued several final opinions holding the French affiliate liable for damages either in full or in part along with the French State. The French affiliate disagreed with the committee’s conclusions and has accordingly not offered indemnification to the claimants who have received compensation from the ONIAM (Office National d'Indemnisation des Accidents Médicaux). The ONIAM is now seeking reimbursement from Sanofi who has filed legal actions to oppose ONIAM’s payment orders.
Sanofi has also been notified of 53 exposed persons who have filed a request for indemnification before the public compensation scheme and who are also claimants against Sanofi in judicial proceedings.
Administrative Actions
In July 2020 and March 2021, a court had recognized the responsibility of the French State in 4 administrative proceedings initiated by families against the State. In March 2021, the Administrative Court did not retain any lack of information of the mother regarding the risk of neurodevelopmental disorders for pregnancies occurring in 1998 and in 2001, based on the state of scientific knowledge at the time. However, regarding the risk of malformations, liabilities were retained against the State, the healthcare professionals and Sanofi, notably for discrepancy between the SmPC (Summary of the Product Characteristics) and the patient leaflet. Given that the French affiliate was not a party to these administrative proceedings, its arguments (i.e. notably several requests from the French affiliate to the Health Authorities to reinforce warnings to healthcare professionals and patients in relation to Depakine®) were not considered. Sanofi has filed requests for voluntary intervention in these proceedings to present its arguments before the Administrative Court of Appeal.
It is not possible, at this stage, to assess reliably the outcome of these cases or the potential financial impact on the Company.
Depakine® Product Litigation in other EU countries
In Switzerland, 10 families have filed a civil claim for damages concerning 15 people exposed in utero. Some of them also involve the claimants’ physicians.
In Spain, there are 2 trials ongoing relating to 5 children.
In Belgium, there are 2 civil proceedings (currently on hold) and a criminal complaint against X and against Sanofi.
In Germany, there is one civil lawsuit before the Berlin Regional Court, relating to one child exposed in utero to valproate taken by the mother during pregnancy for bipolar disorder.
Dengvaxia® (Philippines)
Since early 2018 up to present date, several claims were filed in the Philippines by parents of deceased children whose deaths were allegedly due to vaccination with Dengvaxia®. Early March 2019 and 2020, the Philippine Department of Justice (DOJ) prosecution panel announced it had found probable cause to indict several Sanofi employees/former employees and former Government officials for “reckless imprudence” resulting in homicides. Since then, several criminal actions have been filed in court as a result of this finding. Motions for Reconsideration (MR) have been filed by Sanofi Pasteur Inc. (Philippines) and were dismissed for all respondents except for one Sanofi employee. Petitions for Review to the DOJ Secretary have been filed, appealing the dismissed MR and the said petitions remain pending. Meanwhile, the first cases that were filed in March 2019 have progressed in the lower court. The majority of the respondents have challenged the jurisdiction of the lower court where the first 8 cases had been assigned and this issue is now filed with the Supreme Court. There are several claims that remain pending with the DOJ, awaiting probable cause resolution.
b) Patents
Ramipril Canada Patent Litigation
Sanofi was involved in a number of legal proceedings involving companies which market generic Altace® (ramipril) in Canada. In 2004, Sanofi unsuccessfully brought Notice of Compliance proceedings (NOC proceedings) at the end of which eight manufacturers obtained marketing authorizations from the Canadian Minister of Health for generic versions of ramipril in Canada. Sanofi filed unsuccessful patent infringement actions against all those companies and ultimately Sanofi was liable for damages under Section 8. Sanofi made payment in complete satisfaction of those awards.
In June 2011, while the Section 8 damages action was proceeding in Federal Court, Apotex commenced an action in the Ontario Superior Court of Justice asserting damages under the Ontario Statute of Monopolies, the UK Statute of Monopolies, and the Trade-marks Act (the “Ontario Action”). The Ontario Action was stayed pending exhaustion of appeals in the Section 8 damages action and, despite having received full compensation in the Section 8 action, was reinitiated by Apotex after the conclusion of the appeals.
At the request of the parties, in June 2021, the Court ordered that the action be stayed in view of the lower court's decision in March in the Apotex vs. Lilly case. In the Lilly case, the Court dismissed Apotex's Statute of Monopolies claim by way of summary judgment. If upheld on appeal, this decision may end Apotex's claim against Sanofi, also based on the Statute of Monopolies. It is anticipated that the appeals process, through finality will take approximately 24 months.
Praluent® (alirocumab)-related Amgen Patent Litigation in the US
In 2014, Amgen filed four separate complaints against Sanofi and Regeneron in the US District Court for the District of Delaware (“District Court”) asserting patent infringement relating to Sanofi and Regeneron’s Praluent® product. Together these complaints alleged that Praluent® infringed seven patents for antibodies targeting PCSK9 and sought injunctive relief and unspecified damages.
In 2019, Sanofi and Regeneron successfully invalidated all five asserted patent claims in the District Court. Amgen appealed to the Federal Circuit.
In February 2021, the Federal Circuit affirmed the District Court’s ruling invalidating the Amgen asserted patent claims. In June 2021, the Federal Circuit denied Amgen's petition for rehearing. In November 2021, Amgen filed a petition with the US Supreme Court, asking it to overturn the Federal Circuit decision. In January 2022, the US Supreme Court requested a response from Sanofi and Regeneron to Amgen’s petition.
Dupixent® (dupilumab)-related Amgen Patent Opposition and Revocation in Europe
Immunex Corporation, an Amgen affiliate, is the registered proprietor of European Patent EP2292665. The claims of this patent relate to, among other things, human monoclonal antibodies that are capable of inhibiting IL-4 induced biological activity and which compete with one of four reference antibodies for binding to a cell that expresses human IL-4R. In April 2016, Sanofi and Regeneron each filed an opposition in the European Patent Office (EPO) against EP2292665, seeking its revocation on the basis that, inter alia, the claims are invalid for prohibited “added matter”, lack of novelty, lack of inventive step and lack of sufficient disclosure. In September 2016, Sanofi also filed a civil action in the UK High Court (Chancery Division/Patents Court) seeking revocation of the UK designation of EP2292665 on similar grounds. In January 2017, at the joint request of Sanofi and Immunex, the UK High Court ordered that the revocation action be stayed pending the final determination of the pending EPO opposition proceedings.
The EPO rendered its decision in November 2017 and revoked the patent in its entirety. In early 2018, Immunex appealed the decision of the EPO.
In September 2017, Sanofi and Regeneron filed oppositions in the EPO against Amgen’s European Patent EP2990420, which is a divisional of the EP2292665 Patent discussed above. The issues in this opposition were similar to those made in the oppositions against EP2292665.
In February 2019, the EPO revoked the patent EP2990420 in its entirety, finding the claims invalid for lack of sufficiency. Immunex filed a notice of appeal in May 2019.
Oral hearings by the Technical Board of Appeals have been scheduled for March 2022.
Dupixent® (dupilumab)-related Amgen Inter Partes Reviews and Patent Litigation in the US
Amgen filed a Petition for Writ of Certiorari to the US Supreme Court challenging the Federal Circuit’s affirmance that all claims of US Patent No. 8,679,487 are invalid, which petition the Court denied in June 2021. Amgen’s ‘487 patent is invalid with no further possibility of appeal. In August 2021, the associated district court case was dismissed bringing these matters to a close.
Jevtana® (cabazitaxel)-related patent litigation in the US
Jevtana® is currently covered by four Orange Book listed patents US 7,241,907, US 8,927,592, US 10,583,110 and US 10,716,777. In May to July 2020, Sanofi filed patent infringement suits under Hatch-Waxman against 12 generic filers asserting the ‘110 patent and the ‘777 patent in the US District Court for the District of Delaware. The '592 patent was added to the suits after its amended claims issued in August 2021. Sanofi has reached settlement agreements with some of the defendants and the suit against the remaining defendants is ongoing. In January 2021, the District Court issued a claim construction decision in favor of the defendants. In September 2021, the remaining defendants Apotex and Sandoz filed a motion to dismiss the infringement suit. No trial date has been scheduled and the remaining defendants have agreed not to launch any generic cabazitaxel product until the earlier of a district court decision in favor of the defendants or four months after the completion of the post-trial briefing. In January 2022, Sanofi filed a patent infringement suit under Hatch-Waxman against Aurobindo Pharma and Eugia Pharma in the US District Court for the District of Delaware asserting the ‘592, ‘110 and ‘777 patents.
Plavix® Litigation (Commonwealth) in Australia
In August 2007, GenRX (a subsidiary of Apotex) obtained registration of a generic clopidogrel bisulfate product on the Australian Register of Therapeutic Goods. At the same time, GenRX filed a patent invalidation action with the Federal Court of Australia, seeking revocation of Sanofi’s Australian enantiomer patent claiming clopidogrel salts (a “nullity action”). In September 2007, Sanofi obtained a preliminary injunction from the Federal Court preventing commercial launch of this generic clopidogrel bisulfate product until judgment on the substantive issues of patent validity and infringement.
In August 2008, the Australian Federal Court confirmed that the claim in Sanofi’s Australian enantiomer patent directed to clopidogrel bisulfate (the salt form in Plavix®) was valid and the patent infringed. On appeal, the Full Federal Court of Australia held in September 2009 that all claims in the patent are invalid. Sanofi’s appeal to the Australia High Court was denied in March 2010.
In April 2013, the Australian Department of Health and Ageing (“Commonwealth”) filed an application before the Federal Court of Australia seeking payment of damages from Sanofi related to the Apotex preliminary injunction of up to AUD449 million (€287 million as of December 31, 2021), plus interest.
Sanofi and BMS settled the patent litigation with Apotex in November 2014. In April 2020, the Commonwealth’s claim was dismissed. In May 2020, the Commonwealth filed a Notice of Appeal to the Full Court of the Federal Court. On appeal, the Commonwealth reduced its claim to a range of AUD223.3 million (€142.7 million) to AUD280.2 million (€179.1 million) which, inclusive of interest to December 31, 2021, ranges from AUD333.4 million (€213.1 million) to AUD453.6 million (€289.9 million) depending on whether interest accrues from the date the Commonwealth claims the Apotex products would have been listed on the Government reimbursement scheme in the absence of the injunction (i.e. April 1, 2008) or the date the Commonwealth filed its claim (i.e. April 1, 2013). Appeal hearing took place in February 2021 before the Full Court of the Federal Court. The ruling is expected in 2022.
c) Other litigation
Aubagio® (teriflunomide)-related litigation in Europe
In October 2020, Mylan Ireland Ltd (‘Mylan’) brought an action before the General Court of the European Union requesting the annulment of the August 18, 2020 decision of the European Medicines Agency (“EMA”) refusing to validate Mylan’s marketing authorization application for a generic version of Aubagio® (teriflunomide). Sanofi has intervened in this court case between Mylan and the EMA in order to defend Aubagio’s regulatory exclusivity. The proceedings before the General Court are still ongoing.
Plavix® (clopidogrel) – Attorney General Action in Hawaii
In March 2014, the Hawaii Attorney General (AG) filed a complaint that sets forth allegations related to the sale and marketing of and variability of response to Plavix®. The Hawaii AG specifically alleged that Plavix® had a diminished effect in patients of certain genetic backgrounds and that Sanofi and BMS had failed to make an earlier disclosure of this information.
In February 2021, the Court issued its decision, imposing penalties in the total amount of $834,012,000 against both Sanofi and Bristol Myers Squibb (BMS), with $417,006,000 being apportioned to each company. In June 2021, Sanofi and BMS appealed this judgment. To the extent this judgment or possibly a reduced judgment remains after the appeal, the judgment would be split evenly with BMS.
Plavix® (clopidogrel) - Attorney General Action in New Mexico
In September 2016, the New Mexico Attorney General (AG) filed a complaint, claiming that Sanofi and Bristol Meyers Squibb (BMS) engaged in unfair and deceptive practices related to the marketing and labelling of Plavix®. The New Mexico AG specifically alleged that Plavix® had a diminished effect in patients of certain genetic backgrounds and that the Companies failed to make an earlier disclosure of this information. Discovery is completed.
Plavix® (clopidogrel)-related litigation in France
In France, in the claim concerning allegations that Sanofi’s communication and promotional practices inhibited the entry on the market of generics of clopidogrel (the active ingredient of Plavix®), the French Antitrust Authority issued its decision on May 14, 2013, imposing on Sanofi a fine of €40.6 million. In December 2014, the Paris Court of Appeals rejected Sanofi’s appeal and confirmed in totality the decision. As a consequence of the May 2013 ruling, claims were filed by Sandoz and by Teva in 2014 before the Commercial Court of Paris for compensation of their alleged damages: loss of margin and other ancillary damages (legal fees to external counsel, image and reputation). In June and November 2016 respectively, settlement agreements were entered into with Sandoz and Teva. Consequently, they subsequently withdrew their civil claims, jointly and severally. On October 18, 2016, the Supreme Court confirmed the Court of Appeals’ decision. Therefore, the Court of Appeals’ decision became definitive. In September 2017, Sanofi and its French affiliate received a summons before the Paris Commercial Court from the French Caisse Nationale d’Assurance Maladie – CNAM (French Social Security) claiming €115.8 million for their alleged damages. On October 1, 2019, the Paris Commercial Court dismissed the CNAM’s action as time barred. In November 2019, the CNAM lodged an appeal. The CNAM appeal hearing took place in October 2021 and a ruling is expected in February 2022.
340B Drug Pricing Program in the United States
Sanofi is currently involved in several matters relating to the 340B program in the US (a federal program that requires drug manufacturers to supply certain products to certain “covered entities” at reduced prices). In 2021, Sanofi filed a lawsuit against the Department of Health and Human Services (“HHS”), the Health Resources and Services Administration (“HRSA”), and certain of their administrators in the US District Court for the District of New Jersey challenging (i) HHS’s December 2020 Advisory Opinion (the “AO”) stating that drug manufacturers are legally obligated to deliver discounts under the 340B program to an unlimited number of contract pharmacies; (ii) HHS’s December 2020 Administrative Dispute Resolution (“ADR”) Rule; and (iii) HRSA’s May 2021 letter to Sanofi concluding that Sanofi’s 340B integrity initiative (under which Sanofi collects limited, de-identified, claims data on 340B-priced drugs dispensed by contract pharmacies) violates section 340B and that Sanofi has therefore “overcharged” certain covered entities. The court issued its opinion on November 5, 2021, upholding HRSA’s conclusion in the May 2021 letter, but did not impose any fines, penalties or refund obligations against Sanofi for any “overcharges”. The court also rejected Sanofi’s challenge to the ADR Rule and dismissed its challenge to the AO as moot. Sanofi has appealed the court’s decision to the Third Circuit Court of Appeals and the government has filed a cross-appeal.
Sanofi is a defendant in an ADR proceeding before HRSA, filed in January 2021, by the National Association of Community Health Centers (“NACHC”), on behalf of a number of covered entities, seeking to require Sanofi and another manufacturer to supply contract pharmacies with 340B discounts without conditions.
In September 2021, HRSA referred Sanofi (as well as other manufacturers) to the HHS Office of the Inspector General (OIG) in accordance with the 340B Program Ceiling Price and Civil Monetary Penalties Final Rule.
In February 2021, the Vermont Attorney General issued a Civil Investigative Subpoena seeking certain information about Sanofi’s participation in the 340B Drug Pricing Program. Sanofi continues to cooperate with this investigation.
In addition, in July 2021, Mosaic Health Inc. and Central Virginia Health Services (covered entities) filed a nationwide antitrust class action complaint against Sanofi and three other manufacturers in the United States District Court for the Western District of New York. Plaintiffs allege that Sanofi and the other defendants conspired to eliminate favorable 340B pricing, particularly with respect to diabetes therapies. Defendants have moved to dismiss the complaint.
d) Contingencies arising from certain business divestitures
Sanofi and its subsidiaries, Hoechst and Aventis Agriculture, divested a variety of mostly chemical, including agro-chemical, businesses as well as certain health product businesses. As a result of these divestitures, the Company is subject to a number of ongoing contractual and legal obligations regarding the state of the sold businesses, their assets, and their liabilities.
Aventis CropScience Retained Liabilities
The sale by Aventis Agriculture S.A. and Hoechst GmbH (both legacy companies of Sanofi) of their aggregate 76% participation in Aventis CropScience Holding (ACS) to Bayer and Bayer CropScience AG (BCS), the wholly owned subsidiary of Bayer which holds the ACS shares, was effective on June 3, 2002. The Stock Purchase Agreement (SPA) dated October 2, 2001, contained customary representations and warranties with respect to the sold business, as well as a number of indemnifications subject to limitation periods and caps, in particular with respect to environmental liabilities for which some outstanding claims from Bayer remain unresolved.
Infraserv Hoechst Retained Liabilities
By the Asset Contribution Agreement dated December 19/20, 1996, as amended in 1997, Hoechst contributed all lands, buildings, and related assets of the Hoechst site at Frankfurt Hoechst to Infraserv GmbH & Co. Hoechst KG. Infraserv Hoechst undertook to indemnify Hoechst against environmental liabilities at the Hoechst site and with respect to certain landfills. As consideration for the indemnification undertaking, Hoechst transferred to Infraserv Hoechst approximately €57 million to fund reserves. In 1997, Hoechst also agreed it would reimburse current and future Infraserv Hoechst environmental expenses up to €143 million. As a former operator of the land and as a former user of the landfills, Hoechst may ultimately be liable for costs of remedial action in excess of this amount.
Boehringer Ingelheim (BI) Retained Liabilities
Sanofi and Boehringer Ingelheim (BI) are involved in an ICC (International Chamber of Commerce) arbitration regarding their respective indemnification obligations for liabilities connected to ongoing US court proceedings regarding Zantac® manufactured by BI. The dispute arises from indemnification obligations agreed between Sanofi and BI as part of the swap of Sanofi’s Animal Health (AH) business for BI’s Consumer Health Care (CHC) business in January 2017 and under a Global Settlement Agreement concluded in September 2019 regarding notably the offset of respective AH and CHC claims notified under the SPAs.
In February 2020, BI initiated an arbitration against Sanofi seeking indemnification for losses it could incur as a result of the Zantac® litigation in the US. Sanofi is disputing BI’s claim for indemnification and has asserted several counterclaims under relevant agreements, including a counterclaim for indemnification of losses Sanofi and its affiliates have incurred and may incur in connection with the same US court proceedings involving Zantac®. The arbitration is ongoing.